UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 18, 2007


                               STEVEN MADDEN, LTD.

               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                        0-23702                13-3588231
------------------------------   ------------------------   -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

             52-16 Barnett Avenue, Long Island City, New York 11104
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (718) 446-1800
                                                           ---------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)






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ITEM 8.01 OTHER EVENTS.

On October 18, 2007, the Board of Directors of Steven Madden, Ltd. (the "Company") has formed a committee to evaluate strategic alternatives to enhance shareholder value (the "Committee"). The Committee is comprised of Peter Migliorini, Richard P. Randall and Walter Yetnikoff, with Mr. Yetnikoff designated as Chairman of the Committee. The Committee has been charged, among other things, with the responsibility for evaluating any potential transaction. Any potential transaction recommended by the Committee will be considered by the Company's full Board of Directors. The Committee has retained Peter J. Solomon & Company, which has previously provided consulting services to the Company, as its financial advisor, and Weil, Gotshal & Manges LLP as its independent legal counsel. A copy of the Company's press release is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release, dated October 18, 2007, regarding the Company's announcement that it was exploring strategic alternatives.























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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2007


                                          Steven Madden, Ltd.

                                          By: /s/ Jamieson A. Karson
                                             -----------------------------------
                                             Name:  Jamieson A. Karson
                                             Title: Chairman of the Board and
                                                    Chief Executive Officer


























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                                  EXHIBIT INDEX

Exhibit
Number        Description

99.1 Press Release, dated October 18, 2007, regarding the Company's announcement that it was exploring strategic alternatives.






























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